Impairment	12 Months Ended
Dec. 31, 2020
Impairment
Impairment

17. Impairment

Goodwill

The Group has allocated goodwill to the operating segments corresponding to groups of cash-generating units (CGUs) that are expected to benefit from goodwill in line with the Group’s operational and reporting structure. Refer to Note 5, Segment information.

Allocation of goodwill

The following table presents the allocation of goodwill to groups of CGUs as of December 31:

EURm	2020	2019
Mobile Networks	729	776
Fixed Networks	609	856
Global Services	958	1 020
IP/Optical Networks	1 865	1 914
Nokia Software	914	961

Recoverable amounts

The recoverable amounts of the groups of CGUs were based on fair value less costs of disposal that was determined using a level 3 fair value measurement based on a discounted cash flow calculation. The cash flow projections used in calculating the recoverable amounts were based on financial plans approved by management covering an explicit forecast period of three years.

Seven additional years of cash flow projections subsequent to the explicit forecast period reflect a gradual progression towards the steady state cash flow projections modeled in the terminal year. The terminal growth rate assumptions reflect long-term average growth rates for the industries and economies in which the groups of CGUs operate. The discount rates reflect current assessments of the time value of money and relevant market risk premiums reflecting risks and uncertainties for which the future cash flow estimates have not been adjusted. Other key variables in future cash flow projections include assumptions on estimated sales growth, gross margin and operating margin. All cash flow projections are consistent with market participant assumptions.

Terminal growth rate and post-tax discount rate applied in the impairment test for the groups of CGUs:

	2020	2019	2020	2019
Key assumption %	Terminal growth rate		Post-tax discount rate
Mobile Networks	1.2	1.1	8.0	8.4
Fixed Networks	0.8	1.1	7.4	7.6
Global Services	1.1	0.9	7.6	8.0
IP/Optical Networks	1.4	1.4	7.9	8.2
Nokia Software	1.5	1.5	7.0	7.6

Based on the long-range plan prepared in the fourth quarter of 2020, the Group conducted an impairment test and concluded that the carrying amount exceeded the recoverable amount for its Fixed Networks group of CGUs. As a result, the Group recorded a non-cash impairment charge of EUR 200 million within other operating expenses to reduce the goodwill within its Fixed Networks operating segment.

The results of the impairment test indicate adequate headroom for other groups of CGUs.

Impairment charges by asset category

EURm	2020	2019	2018
Goodwill	200	–	–
Other intangible assets	9	12	16
Property, plant and equipment	–	4	39
Right-of-use assets(1)	32	20	–
Investments in associated companies and joint ventures	4	2	–
Financial assets	1	64	–
Total	246	102	55

(1)   The Group adopted IFRS 16, Leases, on January 1, 2019. In 2019, a EUR 20 million impairment charge is presented net of onerous lease contract provision releases.

In 2020, the Group recognized an impairment charge of EUR 200 million related to the goodwill held within the Fixed Networks operating segment.

In 2019, upon contract exit the Group recognized an impairment charge of EUR 64 million related to loans extended to a certain emerging market customer. Other impairments recorded by the Group in 2020, 2019 and 2018 are immaterial.